UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 27, 2017

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Section 1 – Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement.

On December 27, 2017, Twinlab Consolidated Holdings, Inc. (“Twinlab” or the “Company”) entered into the Agreement for Equity in Exchange for Services, dated as of December 27, 2017, by and between Platinum Advisory Services LLC. (“Platinum”) and Twinlab (the “Agreement”). Pursuant to the Agreement, Twinlab will issue from time to time shares of Company common stock with an aggregate purchase price of $3,000,000 (collectively, the “Shares”) in exchange for payment in-kind consisting of the provision of media support and services performed by Platinum or its affiliates, to the Company upon the terms set forth in the Agreement.

Section 3 – Securities and Trading Markets

Item 3.02     Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the Shares is hereby incorporated by reference in answer to Item 3.02.

The Company will issue the above-referenced Shares to Platinum in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the Shares will be exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The Shares will be issued directly by the Company to Platinum and do not involve a public offering or general solicitation. Platinum was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believes that Platinum has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment. Platinum had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There will be no commission paid on the issuance of the above-referenced Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: January 2, 2018	By:	/s/ Naomi L. Whittel
Naomi L. Whittel
Chief Executive Officer

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